First Quarter 2023 Supplemental Slides Without Compromise M a y 1 , 2 0 2 3

2 Disclaimer Forward Looking Statement This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1996. The company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the company’s guidance for the second quarter, fourth quarter and full year 2023 (including the company’s estimates for revenue, revenue growth, gross margin and bookings), the company’s expectations regarding its ability to achieve profitability, the company’s plans to achieve operational efficiency, the company’s strategic priorities for 2023 (including the company’s ns and targets for revenue growth, gross margin improvement, non-GAAP operating expense reduction and cash flow improvements (including inventory reduction)), the company’s expectations regarding its liquidity and capital requirements, and the company’s other expectations, hopes, beliefs, intentions or strategies for the future. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “FY 2022 10-K”), which was filed by the company with the SEC on March 20, 2023 and the other documents filed by the company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Most of these factors are outside the company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the inability of the company to execute its business plan, which may be affected by, among other things, competition, the ability of the company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its key employees; (2) changes in the applicable laws or regulations; (3) the possibility that the company may be adversely affected by other economic, business, and/or competitive factors; (4) the impact of the global COVID-19 pandemic; and (5) other risks and uncertainties indicated from time to time described in the FY 2022 10- K, including those under “Risk Factors” therein, and in the company’s other filings with the SEC. The company cautions that the foregoing list of factors is not exclusive and not to place undue reliance upon any forward-looking statements, including projections, which speak only as of the date made. The company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. * Additional information on the use of Non-GAAP financial information, industry and market data and trademarks is included in the appendix of this presentation

3 Q123 Summary Technology leadership driving demand Q1 revenue of $27M - up 120% YoY Manufacturing execution Continued ramp to higher mix of Sapphire XC / 1MZ systems Efficiency improvement – leadership / training / process initiatives Bookings provides significant Q223 / FY 2023 visibility Q1 bookings of $20M – up >30% sequentially Executing on plan for profitability - GM / opex / cash Sequential GM improvement - 6% to 11% Sequential Non-GAAP operating expense improvement - $22M to $21M1 Sequential net cash flow improvement – ($33M) to ($16M)2 1. Non-GAAP operating expenses – excludes stock compensation expenses and fourth quarter non-recurring benefits – see appendix of presentation or GAAP to non-GAAP reconciliations 2. Includes proceeds from financing activities

4 High Visibility to Achieve Q2/FY23 Revenue Guidance Strong Q1 performance, 2023 recurring revenue, backlog drives 2023 visibility Q223 - 75% of forecasted revenue booked / recurring 2023 – >50% of forecasted revenue already recognized, recurring or booked Expanding pipeline de-risks bookings gap to meet 2023 revenue guidance Well positioned to achieve 2023 revenue of $120 - 130 million 1. Gap category reflects end of Q123 shippable backlog and recurring revenue net of 2023 recurring revenue recognized in Q123 2. Backlog / booked category reflects estimated revenue from backlog shippable in Q223 and FY 2023 respectively 0% 20% 40% 60% 80% 100% Q223 2023 Q123 Revenue Recurring Backlog / Booked Gap

5 Operational Efficiency Progress Manufacturing efficiency success Strengthened operations leadership team Manufacturing cycle time improvements - already showed impact in Q1 Reorganized factory floor to improve efficiency Certain supply chain initiatives now complete Benefitting from build out of supply chain team Improved purchasing / process planning - eliminates supply shortages Inventory / working capital improvements Seeing initial benefits of staggered delivery contracts Implemented tighter material and production planning processes Improved supply chain conditions allowing just in time delivery

Confidential & Proprietary | 6 2023 Strategic Priorities – Q123 Update Grow revenue by >50% Strong Q123 results reflect increasing customer demand Q123 bookings / backlog drive 2023 confidence Continuously improve gross margin - 30% in Q423 Strong Q123 GM – continued expansion in 2023 Will be driven by lower BoM / higher volume / increasing ASPs Reduce non-GAAP operating expenses by 20% through Q423 Reversed trend of sequential opex increase in 2022 5% sequential decline in Q123, expect similar rate of decrease through 2023 Significantly improving quarterly cash flow Driven by improving EBITDA Reduced investment in working capital driven by inventory reduction in 2H23

Confidential & Proprietary | 7 Bill McCombe CFO

8 Financial Summary 1. Reconciliations to U.S. generally accepted accounting principles (GAAP) financial measures are presented under “Non-GAAP Financial Information.” Non-GAAP Operating Expenses excludes stock- based compensation . Adjusted EBITDA excludes interest expense, tax expense, depreciation and amortization, stock-based compensation and fair value liabilities. Q1 23 Q4 22 Q1 22 Total Revenue $26.8 $29.8 $12.2 Year of Sale 24.6 27.0 10.2 Recurring Revenue 2.2 2.8 2.0 Cost of Goods Sold 23.9 28 12.2 Gross Profit 2.9 1.8 0.0 % Gross Margin 11% 6% 0% Total Operating Expenses 27.0 23.7 28.2 Non-GAAP Operating Expenses1 20.8 18.6 23.2 Adjusted EBITDA1 (16.0) (14.4) (22.0) Net Income (Loss) (36.2) 22.6 (65.3)

9 Q123 drivers Reduction in Bill of Material costs Improved manufacturing efficiency 2023 drivers Bill of Material cost reduction Volume - driving overhead cost absorption/labor efficiencies ASP improvement due to price increases and mix On plan to achieve Q423 target of 30% Gross Margin Expansion

10 Strong Balance Sheet Supports Growth Plan $80M $16M $3M $12M $1M $15M $64M Q4 2023 Cash Adj. EBITDA Inventory Other Working Capital CAPEX Financings Q1 2023 End Balance Sheet – March 31, 2023 ($M) Cash and Investments $64 Other Current Assets 101 Long Term Assets 49 Total Assets $214 Current Liabilities (less debt) 35 Total Debt 12 Long Term Liabilities 12 Earnout/Warrant Liability 32 Shareholders Equity 122 Total Liabilities and Equity $214

11 2023 Outlook Q2 2023 Guidance Revenue: $25 - $29M Gross margin: 12% - 16%* Bookings: $23 - $29M FY 2023 Guidance unchanged Revenue: $120 - $130M, up >50% YoY Gross margin: 19% - 21%* / 30% in Q423 Bookings: $100 - $130M Focus for 2023: improve profitability and cash flow * 2023 gross margin ranges assumes no impact from potential non-recurring charges

Confidential & Proprietary | 12 Q&A

Appendix + 1 ( 4 0 8 ) 6 1 0 - 3 9 1 5 info@velo3d.com 511 Division St. Campbell, CA 95008 13

14 Non-GAAP Reconciliation - Non-GAAP Operating Expenses (Unaudited)

15 Non-GAAP Reconciliation - Adjusted EBITDA (Unaudited)

16 Non-GAAP Reconciliation - Non-GAAP Net Loss (Unaudited)

17 Disclaimer Industry and Market Data In this presentation, the Company relies on and refers to publicly available information and statistics regarding the market in which the Company competes and other industry data. The Company obtained this information and statistics from third-party sources, including reports by market research firms and company filings. While the Company believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. The Company has not independently verified the information provided by third-party sources. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of the respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Non-GAAP Financial Information The Company uses non-GAAP financial measures, such as Non-GAAP / Adjusted operating expenses, EBITDA, Adjusted EBITDA, Adjusted EBITDA excluding merger related transactional costs, loss on convertible note modification, and Non-GAAP net (loss), to help it make strategic decisions, establish budgets and operational goals for managing its business, analyze its financial results and evaluate its performance. The Company also believes that the presentation of these non-GAAP financial measures in this presentation provides an additional tool for investors to use in comparing the Company’s core business and results of operations over multiple periods. However, the non-GAAP financial measures presented in this presentation may not be comparable to similarly titled measures reported by other companies due to differences in the way that these measures are calculated. The non-GAAP financial measures presented in this presentation should not be considered as the sole measure of the Company’s performance and should not be considered in isolation from, or as a substitute for, comparable financial measures calculated in accordance with generally accepted accounting principles accepted in the United States (“GAAP”). For reconciliations of these non-GAAP financial measures to the Company’s GAAP financial measures, see Appendix A to this presentation. You should review these reconciliations and not rely on any single financial measure to evaluate the Company business.

First Quarter 2023 Supplemental Slides Without Compromise M a y 1 , 2 0 2 3